Exhibit 99.2
Earnings PresentationQuarter Ended June 30, 2022WhiteHorse Finance, Inc. NASDAQ: WHF (Common Stock)

1References in this presentation to “WHF”, “we”, “us”, “our” and “the Company” refer to WhiteHorse Finance, Inc.This presentation and the information and views included herein do not constitute investment advice, or a recommendation or an offer to enter into any transaction with the Company or any of its affiliates. Investors are advised to consider carefully the Company’s investment objectives, risks, charges and expenses before investing in the Company’s securities. Our annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, which have been filed with the Securities and Exchange Commission (“SEC”), contain this and other information about the Company and should be read carefully before investing in the Company’s securities. The information in this presentation is not complete and may be changed. This presentation is not an offerto sell the Company’s securities and is not soliciting an offer to buy the Company’s securities in any jurisdiction where such offer or sale is not permitted. A shelf registration statement relating to the Company’s securities is on file with the SEC. A public offering of the Company’s securities may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained by writing the Company at 1450 Brickell Avenue, 31st Floor, Miami, FL 33131, Attention: Investor Relations, or by calling (305) 381-6999; copies may also be obtained by visiting EDGAR on the SEC’s website at http://www.sec.gov ..Forward Looking Statements Some of the statements in this presentation constitute forward-looking statements, which relate to future events or the Company’s future performance or financial condition.The forward-looking statements contained in this presentation involve risks and uncertainties, including statements as to: the Company’s future operating results; changes in political, economic or industry conditions, the interest rate environment or conditions affecting the financial and capital markets, which could result in changes to the value of the Company’s assets; the impact of the COVID-19 pandemic and its effects on the Company’s and its portfolio companies’ results of operations and financial condition; the Company’s business prospects and the prospects of its prospective portfolio companies; the impact of investments that the Company expects to make; the impact of increased competition; the Company’s contractual arrangements andrelationships with third parties; the dependence of the Company’s future success on the general economy and its impact on the industries in which the Company invests; the ability of the Company’s prospective portfolio companies to achieve their objectives; the relative and absolute performance of the Company’sinvestment adviser; the Company’s expected financings and investments; the adequacy of the Company’s cash resources and working capital; the timing of cash flows, if any, from the operations of the Company’s prospective portfolio companies; and the impact of future acquisitions and divestitures. Such forward-looking statements may include statements preceded by, followed by or that otherwise include the words “may,” “might,” “will,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” “plan” or similar words. The Company has based the forward-looking statements included in this presentation on information available to us on the date ofthis presentation, and the Company assumes no obligation to update any such forward-looking statements.Actual results could differ materially from those implied or expressed in the Company’s forward-looking statements for any reason, and future results could differ materially from historical performance.Although the Company undertakes no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that are made directly to you or through reports that the Company in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. For a further discussion of factors that could cause the Company’s future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in the annual reports on Form 10-K and quarterly reports on Form 10-Q we file with the SEC.Important Information and Forward Looking Statements

2WhiteHorse Finance Snapshot Company: WhiteHorse Finance, Inc. (“WhiteHorse Finance” or the “Company”): Equity Ticker: NASDAQ: WHF Market Cap: $329.8MM(1) NAV / Share: $14.95 Portfolio Fair Value: $766.5MM Current Dividend Yield: 10.0%(1)(2); consistent quarterly dividends of $0.355 per share since 2012 IPO(1)Based on August 9, 2022 share price of $14.19(2)Based on LTM dividend rate, excluding special dividends, relative to closing share price. External Manager: Affiliate of H.I.G. Capital, LLC (“H.I.G. Capital” or “H.I.G.”)

Overview of WhiteHorse Finance, Inc.3 Portfolio atFair Value ($MM) NAV + Cumulative Dividends per shareNote: As of December 31stof each respective year presented, unless otherwise noted.(1)Based on total capital commitments managed by H.I.G. Capital and affiliates.(2)Based on fair value. Does not include investments in STRS JV.Source: Company filingsWhiteHorse Finance, Inc. is a publicly listed Business Development Company (“BDC”) that completed its IPO in December 2012WhiteHorse Finance’s investment activities are managed by H.I.G. WhiteHorse Advisers, LLC, an affiliate of H.I.G. Capital, a leading global alternative asset manager with $50Bn of capital under management(1)Principally focused on originating senior secured loans to performing lower middle market companies with individual enterprise values generally between $50MM and $350MMDiversified investment portfolio totaling $766.5MM as of June 30, 2022Investments across 105 positions in 68 portfolio companies as of June 30, 2022−Average Investment Size(2): $6.4MM (Average Debt Investment Size(2): $7.9MM)−Largest Portfolio Company Investment(2): $23.5MMInvested $2,400MM in 203 transactions since December 2012 IPOThe Company and State Teachers Retirement System of Ohio (“STRS Ohio”), a public pension fund established under Ohio law, partnered to create WHF STRS Ohio Senior Loan Fund LLC (“STRS JV”), a joint venture formed to invest in directly originated, senior secured first andsecond lien term loans. $180.5 $272.4 $403.5 $415.3 $411.7 $440.7 $469.6 $589.7 $690.7 $819.2 $766.5 2012201320142015201620172018201920202021Q2 2022 $15.30 $15.16 $15.04 $13.33 $13.63 $13.98 $15.35 $15.23 $15.23 $15.10 $14.95 $0.11 $1.53 $2.95 $4.37 $5.79 $7.21 $8.63 $10.25 $11.79 $13.35 $14.06 $15.41 $16.69 $17.99 $17.70 $19.42 $21.19 $23.98 $25.48 $27.02 $28.45 $29.01 2012201320142015201620172018201920202021Q2 2022 Net asset value Cumulative dividends paid (including special dividends)

4Overview of WhiteHorse Finance, Inc. (continued)Note: As of June 30, 2022unless otherwise noted.(1)Reflects life-to-date since IPO, andmay exclude follow-on transactions and investments in STRS JV made via asset transfers in-kind.(2)Across 103 investments. Does not include investments in STRS JV.(3)Reflects weighted average effective yield of income-producing debt investments. Weighted average effective yield for entire portfolio, including equities and investments in STRS JV, as of June 30, 2022, is 9.9%. Weighted average effective yield is computed by dividing (a) annualized interest income (including interest income resulting from the amortization of fees and discounts) by (b) the weighted average cost of investments.(4)Measured at origination based on borrower reporting and WHF’s target underwriting leverage.Does not include investments in STRS JV.(5)Based on fair value. Does not include the Company’s investments in STRS JV. Generate attractive risk-adjusted return inall market conditions by originating and investing in senior secured loans to performing lower middle market companies and leveragingthe knowledge of H.I.G. CapitalDifferentiated proprietarydeal flow from over 65 dedicated deal professionalssourcing through direct coverageof financial sponsors and intermediariesRigorous credit process focused on fundamental analysis with emphasis on downside protection and cash flow visibility10-person investment committee with more than 250 years of industry experience Investment strategy focused on first lien and second lien senior secured investments in lower middle market companies with a target hold size of $5MM to $25MM Summary Stats:Invested Capital since IPO:$2,400MM(1)Number of Investments Made:~203(1)Average Investment Size:~$6.4MM(2)All-inYield:9.9%(3)Net Debt / EBITDA of Current Portfolio Companies:~4.1x(4)Secured Debt as a %of Total Debt:~100%(5) Investment Strategy

5Summary ofQuarterly Results Fiscal Quarter HighlightsTotal investments at fair value decreased to $766.5 million in Q2 2022 as compared to $800.4 million in Q1 2022.The Company made investments in four new portfolio companies for gross deployments of $28.9 million and made add-on investments totaling $19.2 million. The Company transferred two investments to the STRS JV totaling $17.8 million and received additional dispositions and principalrepayments of $66.1 million. The weighted average effective yield on income-producing investments at the end of Q2 2022 was approximately 9.9% as compared with approximately 9.2% at the end of the prior quarter.Q2 Net Investment Income (“NII”) was $7.9 million, or $0.339 per share, which compares with Q1 NII of $8.5 million, or $0.368per share. Q2 Core NII(1) after adjusting for an approximate $0.1 million capital gains incentive fee reversal, was $7.8 million, or $0.334 per share, compared with the quarterly distribution of $0.355 per share. This compares with Q1 Core NII of $7.9 million, or $0.344 per share. Net realized and unrealized losses on investments and foreign currency transactions for Q2 2022 were $0.5 million primarily driven by markdowns across the portfolio, partially offset by a $1.7 million realized gain from the recovery proceeds received from theRCS Class B Units investment.NAV per share at the end of Q2 2022 was$14.95 per sharecompared with $14.99 per share from Q1 2022.Gross leverage levels decreased during the quarter to 1.23x from 1.36x at the end of Q1 2022. Cash on-hand at the end of Q2 2022was $18.6 million resulting in net leverage of 1.18xas compared with 1.30x at the end of Q1 2022.As of June 30, 2022, STRS JV had total assets of $336.5 million. The Company’s return on its investment in STRS JV at the endofQ2 2022 was 12.1%(2). The Company’s increased economic ownership to 66.7% from 60.0%, was only partially in effect during Q2 2022(3). (1)Core net investment income is a non-GAAP financial measure. Refer to next slide for components and discussion of core net investment income. Additional information on core net investment income and a reconciliation of core net investment income to its most directly comparable GAAP financial measure, netinvestment income, can also be found by accessing the earnings releases posted to the Company’s website at http://www.whitehorsefinance.com ..(2)Computed as the annual stated rate of the subordinated notes, based on the subordinated notes outstanding as of the period, and dividends received over the last twelve-month period, based on average capital invested.(3)Equity distributions on capital invested are generally distributed a quarter in arrears.

6Quarterly Operating HighlightsNote: Numbers may not foot due to rounding.(1)Total investment income includes investment income (e.g., interest and dividends) from investments in STRS JV.(2)Core net investment income is a non-GAAP financial measure. The Company believes that core net investment income provides usefulinformation to investors and management because it reflects the Company's financial performance excluding (i) the net impact of costs associated with the refinancing of the Company's indebtedness, (ii) the accrual of the capital gains incentive fee attributable to realized and unrealized gains and losses, and (iii) certain excise or other income taxes (net of incentive fees). The presentation of this additional information is not meantto be considered in isolation or as a substitute for financial results prepared in accordance with GAAP. Additional information on core net investment income and a reconciliation of core net investment income to its most directly comparable GAAP financial measure, net investment income, can be found by accessing the earnings releases posted to the Company’s website at http://www.whitehorsefinance.com ..Source: Company filings Unaudited Quarterly Financials Q1 2021Q2 2021Q3 2021Q4 2021Q1 2022Q2 2022 (USD in MM, expect per share data) Total Investment Income (1) $ 18.0 $ 17.3 $ 18.4 $ 18.5 $ 20.0 $ 20.0 Expenses Interest Expense 3.8 3.8 3.8 5.1 4.8 4.9 Base Management Fees 3.3 3.4 3.5 3.8 4.0 3.9 Performance-based Incentive Fees 2.0 2.6 2.1 0.8 1.4 1.8 Other Expenses 1.3 1.4 1.3 1.3 1.3 1.5 Total Expenses 10.4 11.2 $ 10.7 11.0 11.5 12.1 Net Investment Income $ 7.6 $ 6.1 $ 7.7 $ 7.5 $ 8.5 $ 7.9 Net Realied and Unrealied Gain / (Loss) 0.6 4.4 0.6 (4.3) (2.8) (0.5) Net Increase in Net Assets from Operations $ 8.2 $ 10.5 $ 8.3 $ 3.1 $ 5.7 $ 7.4 Per Share Net Investment Income (NII) $ 0.37 $0.30 $ 0.37 $0.33$0.37$0.34Core NII (2) $ 0.38 $0.34 $ 0.37 $0.32$0.34$0.33Net Realized and Unrealized Gain / (Loss) $ 0.03 $0.21 $ 0.03 $(0.19)$(0.12)$(0.02)Earnings $ 0.40 $0.51 $ 0.40 $0.14$0.25$0.32Dividends Declared $ 0.355 $0.355 $ 0.355 $0.355$0.355$0.355Special Dividends Declared $ - $- $ - $0.135$-$-Core NII Dividend Coverage 106% 95% 105% 91% 97% 94%

7Quarterly Balance Sheet HighlightsNote: Numbers may not foot due to rounding (1)Includes Restricted Cash.(2)Calculated as Total Gross Debt Outstanding divided by Total Net Assets. (3)Net Leverage Ratio is defined as debt outstanding less cash, divided by total net assets. (4)Fundings, exits and repayments may include cash flows on revolver investments as well as non-cash transactions (e.g., PIK, equity issuances). Unaudited Quarterly Financials Q1 2021Q2 2021Q3 2021Q4 2021Q1 2022Q2 2022 (USD in MM, expect per share data) Assets Investments at Fair Value $ 617.0 $ 670.5 $ 687.1 $ 819.2 $ 800.4 $ 766.5 Cash and Equivalents(1) 24.5 17.8 16.6 22.5 21.3 18.6 Other Assets 29.0 11.4 25.9 9.3 17.1 14.5 Total Assets $ 670.5 $ 699.7 $ 729.6 $ 851.0 $ 838.8 $ 799.6 Liabilities Debt (net of issuance costs) 334.5 358.7 379.8 476.0 467.9 423.2 Other Liabilities 21.7 21.4 26.1 25.2 23.0 29.0 Total Liabilities $ 356.2 $ 380.1 $ 405.9 $ 501.2 $ 490.9 $ 452.2 Total Net Assets $ 314.3 $ 319.6 $ 323.7 $ 349.8 $ 347.9 $ 347.4 Total Liabilities and Net Assets $ 670.5 $ 699.7 $ 729.6 $ 851.0 $ 838.8 $ 799.6 Net Asset Value per Share $ 15.27 $ 15.42 $ 15.46 $ 15.10 $ 14.99 $ 14.95 Leverage Ratio (2) 1.08x 1.14x 1.19x 1.38x 1.36x1.23x Net Leverage Ratio (3) 1.00x 1.08x 1.14x 1.31x 1.30x1.18x Gross Fundings (4) 72.4 118.4 137.9 215.4 103.6 66.9 Exits and Repayments (4) (149.8) (69.5) (124.0) (80.3) (121.0)(101.2) Net Fundings/(Repayments) $ (77.4) $ 48.9 $ 13.9 $ 135.1 $ (17.4) $ (34.3)

Portfolio Highlights8Note: Not a guarantee of future performance or investment pace.(1) Does not include investments in STRS JV.(2) Calculated based on funded principal amounts of debt investments.(3)Weighted average effective yield is computed by dividing (a) annualized interest income (including interest income resulting from the amortization of fees and discounts) by (b) the weighted average cost of investments.(4) Weighted average effective yield for entire portfolio, including equities and investments in STRS JV.(5) Includes STRS JV Subordinated Note.Source: Company filings($ in MM, except per share data) Portfolio Investment Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Total Fair Value of Investments $ 617.0 $ 670.5 $ 687.1 $ 819.2 $ 800.4 $ 766.5 Number of Portfolio Investments 90 97 99 127 111 105 Number of Portfolio Companies 62 67 65 76 68 68 Average Investment Size (1) $ 6.4 $ 6.4 $ 6.3 $ 5.9 $ 6.4 $ 6.4 Average Borrower Size (1) $ 9.2 $ 9.2 $ 9.6 $ 9.9 $ 10.4 $ 9.9 Average Debt Investment Size (1) $ 7.1 $ 7.1 $ 7.3 $ 6.8 $ 7.7 $ 7.9 Fair Value as a Percentage of Principal (1)(2) 96.3% 97.2% 96.1% 96.5% 98.5% 97.6% Total Portfolio Effective Yield (3) Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Weighted average effective yield on income -producing debt investments(1) 9.6% 9.5% 9.3% 9.1% 9.2% 9.9% Weighted average effective yield on total portfolio (4) 9.7% 9.7% 9.1% 9.0% 9.3% 9.9% Portfolio Composition -Floating vs. Fixed Investments (Debt Investments at Fair Value) (1) Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Percentage of fixed rate investments 0.4% 0.4% 0.4% 0.4% 0.4% 0.4% Percentage of floating rate investments 99.6% 99.6% 99.6% 99.6% 99.6% 99.6% Portfolio Composition -Sponsor vs. Non-Sponsor (Fair Value)(1) Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Sponsor 64.5% 67.6% 66.8% 66.9% 60.5% 59.8% Non -Sponsor 35.5% 32.4% 33.2% 33.1% 39.5% 40.2% Total Portfolio Composition by Instrument Type (Fair Value) Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 First lien secured loans 84.7% 84.0% 82.3% 85.1% 81.0% 80.3% Second lien secured loans 2.4% 4.4% 4.3% 2.9% 3.0% 2.9% Subordinated debt 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% STRS V 9.0% 9.2% 10.5% 9.2% 12.6% 13.3% Equity 3.9% 2.4% 2.9% 2.8% 3.4% 3.5% Investments on Non -Accrual Status (Debt Investments) Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Fair Value of Investments on Non -accrual Status $ 14.3 $ 9.7 $ 8.7 $ 10.0 $ -$ - Cost of Investments on Non -accrual Status $ 23.5 $ 18.4 $ 18.4 $ 24.5 $ -$ - % of Investments on Non -accrual Status (Based on Fair Value of Debt Investments)(4) 2.5% 1.5% 1.3% 1.3% 0.0% 0.0% % of Investments on Non -accrual Status (Based on Cost of Debt Investments)(4) 4.0% 2.8% 2.8% 3.1% 0.0% 0.0%

52%60%52%77%81%85%85%80%43%33%39%21%11%4%3%3%5%7%9%3%3%3%3%3%6%7%9%13%2015201620172018201920202021Q2 2022 % First Lien Loans % Second Lien Loans % Equity STRS JV % Subordinated 97.1%99.8%99.9%100.0% 100.0% 99.8% 99.6% 99.6% 2.9%0.2%0.1%0.2% 0.4% 0.4% 0.0%20.0%40.0%60.0%80.0%100.0%2015201620172018201920202021Q2 2022 Floating FixedPortfolio Trends Historical Portfolio Trends9 % Floating and % Fixed (Based on Fair Value) % Instrument Type (Based on Fair Value) % Sponsored / Non-Sponsored (Based on Fair Value) % Non Accruals (Based on Fair Value of Debt Investments)(1)Note: As of end of each year/quarter presented, unless otherwise noted; percentages may not add up to 100% due to rounding. Not a guarantee of future performance or investment pace.(1)Based on fair value of debt investments, including STRS JV Subordinated Note. 28%32%32%44%53%58%67%60%72%68%68%56%47%42%33%40%0.0%20.0%40.0%60.0% 80.0%100.0%2015201620172018201920202021Q2 2022 Sponsor Non-Sponsor 4.1% 1.7% 1.4%3.9%7.4%3.3% 1.8% 2.5%1.5%1.3%1.3%0.0%0.0%0.0%2.0%4.0% 6.0%8.0%10.0%Q2'19Q3'19Q4'19Q1'20 Q2'20 Q3'20Q4'20Q1'21 Q2'21 Q3'21 Q4'21Q1'22 Q2'22 % of Investments on Non-accrual

13.3% 3.1% 3.0% 2.6% 2.6% 2.3% 2.3% 2.3% 2.2% 2.1% 64.2% STRS JV Future Payment Technologies, L.P. ABB/Con-cise Optical Group LLC Escalon Services Inc. Sleep OpCo LLC Arcstor Midco, LLC Trimlite Buyer LLC BBQ Buyer, LLC Potpourri Group, Inc. Telestream Holdings Corporation Other10Note: As of June 30, 2022, unless otherwise noted; percentages may not add up to 100% due to rounding. (1)Does not include investments in STRS JV. Industry classifications based on GICS. Composition by Borrower (Based on Fair Value) Composition by Industry(1)(Based on Fair Value)Borrower and Industry Diversity 6.5%6.2%5.8%5.1%4.8%4.1%3.6%3.5%3.3%3.2%2.8%2.7%48.4% Data Processing & Outsourced Services Internet & Direct Marketing Retail Specialized Consumer Services Health Care Services Research & Consulting Services Building Products Home Furnishings Health Care Supplies Leisure Facilities Office Services & Supplies Investment Banking & Brokerage Systems Software OtherSTRS JV~100% of WHF loans are senior secured

2.8x2.4x4.1x3.4x3.4x2.1x4.5x3.0x3.8x2.3x3.1x2.7x3.0x3.6x2.9x3.4x3.2x3.5x3.4x3.4x3.2x3.3x3.3x3.5x3.6x3.6x3.6x3.6x3.7x3.8x3.7x3.8x4.0x4.1x4.1x4.1x4.0x4.1x15.5% 14.9% 13.1% 11.8% 11.7% 11.1% 10.7% 11.3% 11.4% 11.7% 11.6% 11.8% 11.9% 11.9% 12.1% 11.8% 11.8% 11.9% 11.9% 11.9% 12.0% 12.0% 11.9% 11.9% 11.7% 11.3% 11.1% 10.4% 9.9% 9.6% 9.9% 9.9% 9.6% 9.5% 9.3% 9.1% 9.2% 9.9% Q1'13Q2'13Q3'13Q4'13Q1'14Q2'14Q3'14Q4'14Q1'15Q2'15Q3'15Q4'15Q1'16Q2'16Q3'16Q4'16Q1'17Q2'17Q3'17Q4'17Q1'18Q2'18Q3'18Q4'18Q1'19Q2'19Q3'19Q4'19Q1'20Q2'20Q3'20Q4'20Q1'21Q2'21Q3'21Q4'21Q1'22Q2'22 Borrower Leverage through WHF Security Effective YieldEffective Yield & Dividend Coverage Debt Portfolio Effective Yield and Borrower Leverage(1)From IPO to June 30, 202211 Core NII(2)to Dividend Coverage(3)Note: Amounts may not foot due to rounding.(1)Portfolio leverage is based on investment leverage at inception. (2)Core net investment income is a non-GAAP financial measure. The Company believes that core net investment income provides usefulinformation to investors and management because it reflects the Company's financial performance excluding (i) the net impact of costs associated with the refinancing of the Company's indebtedness, (ii)the accrual of the capital gains incentive fee attributable to realized and unrealized gains and losses, and (iii) certain excise or other income taxes (net of incentive fees).The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP. The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP. Additional information on core net investment income and a reconciliation of core net investment income to its most directly comparable GAAP financial measure, net investment income, can be found by accessing the earnings releases posted to the Company’s website at http://www.whitehorsefinance.com (3)Does not include special dividends.Source: Company filings Coveredby $0.05 Coveredby $0.03 Missed by $0.09 Coveredby $0.01 Missed by $0.10 Missed by $0.04 Missed by $0.03 Missed by $0.01 Covered by $0.04 Coveredby $0.01 Coveredby $0.03 Missed by $0.01 Coveredby $0.02 Missed by $0.02 Coveredby $0.01 Missed by $0.01 $0.35$0.40$0.37$0.36$0.40$0.39$0.27$0.26$0.38$0.35$0.38$0.34$0.37$0.32$0.34$0.33$0.36$0.36$0.36$0.36$0.36 $0.36 $0.36 $0.36 $0.36$0.36$0.36$0.36$0.36$0.36 $0.36 $0.36Q3'18Q4'18Q1'19Q2'19Q3'19Q4'19Q1'20Q2'20Q3'20Q4'20Q1'21Q2'21Q3'21Q4'21Q1'22Q2'22 Core NII per share Dividends per share

Yield & Interest Rate Economic Analysis12(1)Weighted average effective yield is computed by dividing (a) annualized interest income (including interest income resulting from the amortization of fees and discounts) by (b) the weighted average cost of investments.(2)Income yield is calculated as (a) the actual amount earned on earning investments, including interest and fee income but excluding amortization of capitalized fees and discounts.(3)Calculated as (a) effective yield less (b) weighted average cost of debt.(4)The weighted average cost of debt is calculated as (a) the actual amount of expenses incurred on debt obligations divided by (b)the daily average of total debt obligations.(5)The base reference rate represents the weighted average base rate for the quarter applied on the JPM Revolving Credit Facility borrowings. 11.9%11.9%11.7%11.3%11.1%10.4%9.9%9.6%9.9%9.9%9.6%9.5%9.3%9.1%9.2%9.9%11.4%11.5%11.4%11.0%10.7%10.0%9.5%9.1%9.4%9.4%9.1%9.0%8.8%8.6%8.8%9.4%7.1%6.7%6.0%5.7%5.7%5.5%5.2%5.4%6.2%6.1%5.7%5.7%5.7%5.7%5.7%5.9%4.7%5.2%5.7%5.6%5.4%4.9%4.7%4.2%3.7%3.8%3.8%3.8%3.6%3.4%3.5%4.0% 2.3%2.5%2.7%2.6%2.3%2.3%1.7%1.0%0.3%0.2%0.2%0.2%0.1%0.2%0.3%0.9%0.0%2.0%4.0%6.0%8.0%10.0% 12.0%Q3'18Q4'18Q1'19Q2'19Q3'19Q4'19Q1'20Q2'20Q3'20Q4'20Q1'21Q2'21Q3'21Q4'21Q1'22Q2'22 Effective Yield⁽¹⁾ Income Yield⁽²⁾ Net Investment Spread⁽³⁾ Weighted Average Cost of Debt⁽⁴⁾ Base reference rate⁽⁵⁾

Investment Performance Ratings13 Investment Performance Ratings(% of Portfolio at Fair Value)Rating2012201320142015201620172018201920202021Q1 2022Q2 202216.3%2.3%22.2%15.4%11.6%12.0%2100.0%92.4%100.0%90.3%87.0%83.9%80.1%83.3%61.1%74.7%78.5%72.8%37.6%7.9%13.0%16.1%13.6%13.1%15.0%8.9%9.1%14.0%40.0%0.0%0.0%0.6%1.0%0.8%1.2%51.8%0.0%1.3%1.1%- - - 100.0%100.0%100.0%100.0%100.0%100.0%100.0%100.0%100.0%100.0%100.0%100.0%Investment Perfomance Rating DefinitionsRatingDefinition1The portfolio company's risk of loss has been reduced relative to initial expectations.2The portfolio company is meeting initial expectations with regard to performance and outlook.3The investment's risk of loss has increased relative to initial expectation.4Investment principal is at a material risk of not being fully repaid.5Investment is in payment default and has significant risk of not receiving full repayment.

Net Asset Value Trends14*As a supplement to GAAP financial measures, the Company has provided this non-GAAP measure. The Company believes that this non-GAAP financial measure is useful as it highlights the changes in NAV per share of common stock for each quarter excluding the impact of special dividends that were paid and showsthe pro forma to the Company’s NAV per share after payment of regular distributions.Net Asset Value Per Share 15.4315.5515.5615.4115.00 15.30 15.16 15.04 13.33 13.6313.9815.3515.2315.2315.1014.95 $13.00$13.50$14.00$14.50$15.00$15.50 $16.00 Net Asset Value if No Special Dividends Were Paid* Net Asset Value

NAV Per Share Bridge15Note: Numbers may not foot due to rounding.Core net investment income is a non-GAAP financial measure. The Company believes that core net investment income provides usefulinformation to investors and management because it reflects the Company's financial performance excluding (i) the net impact of costs associated with the refinancing of the Company's indebtedness, (ii) the accrual of the capital gains incentive fee attributable to realized and unrealized gains and losses, and (iii) certain excise or other income taxes (net of incentive fees). The presentation of this additional information is not meant tobeconsidered in isolation or as a substitute for financial results prepared in accordance with GAAP. Additional information on core net investment income and a reconciliation of core net investment income to its most directly comparable GAAP financial measure, net investment income, can be found by accessing the earnings releases posted to the Company’s website at http://www.whitehorsefinance.com ..Source: Company filings Net Realized and Unrealized losses: ($0.02) Dividend Coverage: ($0.03)

Leverage Migration16 3/31/2022Quarterly Change6/30/2022Outstanding Debt:Outstanding Debt:$473.8($45.1) $428.7Driven by paydowns and dispositions of portfolio investmentsNAV:NAV:$347.9 ($0.5)$347.4 Driven by net realized and unrealized lossesLeverage Ratio:Leverage Ratio:1.36x1.23xNote: Numbers may not foot due to rounding.($ in MM) Sales & Principal Payments101.3$ Acquisition of Investments$66.9Borrowings36.5 Debt Paydown80.7 Sale of Common Stock0.2 Dividend Payment, net of distributions reinvested 7.8 Net Investment Income7.9 Balance Sheet Cash2.7 Other Balance Sheet Changes6.8 Total$155.4Total$155.4 Sources Uses

0.62x0.57x0.57x0.79x0.75x0.97x1.04x0.86x0.94x1.25x1.08x1.14x1.19x1.38x1.36x1.23x0.00x0.20x0.40x0.60x 0.80x1.00x 1.20x 1.40xQ3'18Q4'18Q1'19Q2'19Q3'19Q4'19Q1'20Q2'20Q3'20Q4'20Q1'21Q2'21Q3'21Q4'21Q1'22Q2'22 Debt/ EquityNote: As of end of each quarter presented, unless otherwise noted. Not a guarantee of future performance or investment pace.(1)As of June 30, 2022 WHF had $5.5MM of deferred debt issuance costs.(2)Gross leverage excluding cash.(3)Credit Facility bears interest at LIBOR plus 2.35% on outstanding USD denominated borrowings up to $285.0 and SOFR plus 2.50%onborrowings above $285.0.3 Current Debt Outstanding (as of June 30, 2022) ($ in MM)CommitmentOutstanding(1)Weighted Average Interest RateMaturityRevolving Credit Facility(3)$335.0(Accordion Feature up to $375)$238.7L+2.350%payablequarterly20256.000% 2023 Notes$30.0 $30.0 6.00%payable semi-annually;unsecured20235.375% 2025 Notes$40.0$40.05.375%payable semi-annually;unsecured20255.375% 2026 Notes$10.0$10.05.375%payable semi-annually;unsecured20264.000% 2026 Notes$75.0$75.04.000%payable semi-annually;unsecured20265.625% 2027 Notes$10.0 $10.0 5.625%payable semi-annually;unsecured20274.250% 2028 Notes$25.0 $25.0 4.25%payable semi-annually; unsecured2028Total Debt$525.0 $428.74.4% weighted average cost of debtTotal Shareholders’ Equity/Net Assets$347.4NAFunding Profile17 Gross Debt to Equity(2)1.0x-1.35x Target Leverage

18 Appendix

Origination Footprint (as of June 30, 2022)Regional Direct Origination FootprintScope of H.I.G. WhiteHorse market coverage results in consistent investment activity levels regardless of market conditionsDedicated direct lending team of over 65 investment and origination professionalsRegional footprint with ~25dedicated direct lending originators in 12 North American officesGlobal platform of approximately 525investment professionals across 18 offices in 9 countries and 3 continents Additional 25 generalist business development professionals dedicated to sourcing proprietary opportunities in the lower to middle market19

Note: As of end of each quarter presented, unless otherwise noted. Not a guarantee of future performance or investment pace. As of June 30, 2022 STRS JV had $2.0 of deferred debt issuance costs.(1) Credit Facility bears interest at LIBOR plus 2.35% on outstanding USD denominated borrowings up to $175.0 and SOFR plus 2.50% on borrowings above $175.0.3 ($ in MM)CommitmentOutstanding(1)Weighted Average Interest RateMaturityRevolving Credit Facility(1)$225.0($25 Accordion Feature)$181.7L+2.35%payablequarterly2025Subordinated Note$120.0$120.0L+6.50%payablequarterlyN/ATotal Debt$345.0$301.75.3% weighted average cost of debtEquity$30.0$30.0N/AN/ASTRS JV Key Terms and Funding Profile20 Key TermsWHFand STRS Ohio have committedto provide up to $150 million in subordinated notes and equity to STRS JV, with STRS Ohio providing $50 million and WHF providing $100 million.WHF and STRS Ohio share voting control 50%/50%. Equity ownership of 66.67% WHF and 33.33% STRS An affiliate of H.I.G. provides day-to-day administrative oversight Current Debt Outstanding (as of June 30, 2022)($ in MM)

21Note: As of June 30, 2022, unless otherwise noted; percentages may not add up to 100% due to rounding. (1)Industry classifications based on GICS. Composition by Borrower (Based on Fair Value) Composition by Industry(1)(Based on Fair Value)100% of STRS JV loans are senior securedSTRS JV Borrower and Industry Diversity 6.0%4.9%4.7%4.6%4.6%4.5%4.5%4.3%4.2%3.6%54.1% Marlin DTC-LS Midco 2, LLC Geo Logic Systems Ltd. Source Code Holdings, LLC RCKC Acquisitions LLC Meta Buyer LLC Drew Foam Companies Inc Cennox, Inc. LMG Holdings, Inc. MEP-TS Midco, LLC Quest Events, LLC Other 11.1%7.5%6.9%6.0%5.9%4.9%4.8%4.6%4.5%4.3%4.2%3.6%31.7% IT Consulting & Other Services Packaged Foods & Meats Technology Hardware, Storage & Peripherals Internet & Direct Marketing Retail Environmental & Facilities Services Data Processing & Outsourced Services Industrial Machinery Pharmaceuticals Building Products Electronic Equipment & Instruments Application Software Diversified Support Services Other

Origination Pipeline Funnel(1)22(1) Origination Pipeline figures reflect 2014 through June 30, 2022. Three tier sourcing platform, generating meaningful investable opportunities for WhiteHorse Finance Over 60 WhiteHorse deal professionals dedicated to sourcing and underwriting for WHF 20+ person business development team seeks opportunities from H.I.G.’s proprietary database of over 21,000 contacts (telephonic salesforce) With access to H.I.G. Capital’s extensive sourcing network, the Company is able to capitalize on attractive self-originated lower middle market transactions as compared to the broadly syndicated marketDirectly originated loans to lower middle market companies typically generate more attractive risk-adjusted returns relative to larger, broadly syndicated credits Typical Underwriting Process: 3-6 months Opportunities Reviewed Initial Due Diligence Term Sheets Delivered Closed Transactions Deals being sourced by over 500 Investment Professionals across H.I.G.’s platform Total % of Sourced8,325100.0%2,05024.6%5516.6%2062.5%

23Corporate Data Board of Directors Investment Committee Corporate Officers Research Coverage Corporate Counsel John BolducSami MnaymnehStuart AronsonErik ZwickDechert LLPChairman of the BoardFounder and Co-CEO of H.I.G. CapitalChief Executive Officer Hovde GroupNew York, NY Stuart AronsonAnthony TamerMarco CollazosMelissa WedelCorporate Headquarters DirectorFounder and Co-CEO of H.I.G. CapitalChief Compliance OfficerJ.P. Morgan1450 Brickell Avenue31st FloorJay CarvellStuart AronsonJoyson ThomasMickey SchleienMiami, FL 33131DirectorChief Executive Officer and DirectorChief Financial OfficerLadenburg Thalmann & Co. Inc.Transfer Agent Kevin F. BurkeMark BernierMitchel PennAmerican Stock Transfer &Independent Director Managing Director of WhiteHorse CapitalOppenheimer & Co.Trust Company, LLC New York, NYRick P. FrierJohn BolducRobert DoddIndependent DirectorChairman of the Board, Executive ManagingRaymond JamesInvestor Relations Contact Director of H.I.G. Capital1450 Brickell AvenueRick D. Puckett31st FloorIndependent DirectorJavier CasillasAttention: Investor Relations Managing Director of WhiteHorse CapitalMiami, FL 33131 G. Stacy Smith(305) 381-6999Independent DirectorPankaj Gupta Global Head of Originations and Managing Director of WhiteHorse Capital Independent Registered Public Accounting Firm David IndelicatoCrowe LLP Managing Director of WhiteHorse CapitalNew York, NY Brian SchwartzSecurities Listing Co-President of H.I.G. CapitalNASDAQ: WHFJohn YeagerPlease visit our website at: Managing Director of WhiteHorse Capitalwww.whitehorsefinance.com